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                                ROPES & GRAY LLP
                           1211 Avenue of the Americas
                            New York, New York 10036


July 27, 2007



WisdomTree Trust
48 Wall Street, 11th Floor
New York, NY 10005


Re: Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A
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Ladies and Gentlemen:

We are furnishing this opinion in connection with the proposed offer and sale by WisdomTree Trust, a Delaware statutory trust (the "Trust"), of shares of beneficial interest of the Funds listed on Schedule A hereto (collectively, the "Shares") pursuant to post-effective amendment No. 5 on Form N-1A (the "Post-Effective Amendment") under the Securities Act of 1933, as amended.

We are familiar with the action taken by the Trustees of the Trust to authorize the issuance of the Shares. We have examined the Trust's By-Laws, its Declaration of Trust, the Certificate of Trust (as on file in the office of the Secretary of State of the State of Delaware) and such other documents as we deem necessary for the purposes of this opinion. We assume that upon sale of the Shares the Trust will receive the net asset value thereof.

Based upon the foregoing, we are of the opinion that the Trust is authorized to issue an unlimited number of Shares, and that, when the Shares are issued and sold, they will be validly issued, fully paid and nonassessable by the Trust.

We consent to the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                         Very truly yours,


                                                         /s/ ROPES & GRAY LLP



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WisdomTree Trust                                                  July 27, 2007


                                   SCHEDULE A

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WisdomTree Total Dividend Fund
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WisdomTree High-Yielding Equity Fund
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WisdomTree LargeCap Dividend Fund
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WisdomTree Dividend Top 100 Fund
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WisdomTree MidCap Dividend Fund
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WisdomTree SmallCap Dividend Fund
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WisdomTree Total Earnings Fund
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WisdomTree Earnings 500 Fund
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WisdomTree MidCap Earnings Fund
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WisdomTree SmallCap Earnings Fund
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WisdomTree Earnings Top 100 Fund
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WisdomTree Low P/E Fund
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WisdomTree DEFA Fund
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WisdomTree DEFA High-Yielding Equity Fund
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WisdomTree Europe Total Dividend Fund
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WisdomTree Europe High-Yielding Equity Fund
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WisdomTree Europe SmallCap Dividend Fund
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WisdomTree Japan Total Dividend Fund
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WisdomTree Japan High-Yielding Equity Fund
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WisdomTree Japan SmallCap Dividend Fund
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WisdomTree Pacific ex-Japan Total Dividend Fund
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WisdomTree Pacific ex-Japan High-Yielding Equity Fund
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WisdomTree International LargeCap Dividend Fund
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WisdomTree International Dividend Top 100 Fund
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WisdomTree International MidCap Dividend Fund
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WisdomTree International SmallCap Dividend Fund
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WisdomTree Emerging Markets High-Yielding Equity Fund
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WisdomTree International Basic Materials Sector Fund
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WisdomTree International Communications Sector Fund
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WisdomTree International Consumer Cyclical Sector Fund
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WisdomTree International Consumer Non-Cyclical Sector Fund
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WisdomTree International Energy Sector Fund
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WisdomTree International Financial Sector Fund
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WisdomTree International Health Care Sector Fund
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WisdomTree International Industrial Sector Fund
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WisdomTree International Technology Sector Fund
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WisdomTree International Utilities Sector Fund
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WisdomTree International Real Estate Fund
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